                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                -----------------------------------

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         15-Jul-96


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



New Jersey                                           22-2293022
Arizona                     33-89200                 86-0255348

State or other             (Commission              (IRS Employer
jurisdiction of            File Number)               ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
- -------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,                                    908-686-2000
including area code:                                           ----------------



                                      n/a
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5          Other Events
                        ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7.............................................................      15-Jul-96



A-8.............................................................      17-Jul-96

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      CLASSNOTES TRUST 1996-I


                                      THE MONEY STORE INC., Representative
                                      TRANS-WORLD INSURANCE COMPANY, Seller




                                      By: /s/ Harry Puglisi
                                      ------------------------------
                                      Name:  Harry Puglisi
                                      Title: Treasurer
                                             of The Money Store Inc. and
                                             Trans-World Insurance Company
                                             d/b/a Educaid


Dated:        07/17/96

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1995 - I
          Noteholders' Statement Pursuant to Section 5.7 (a) of the
                          Sale & Servicing Agreement
    CLASS A-7     Determination Date                    07/09/96
CUSIP # 182743ADC Distribution Date                     07/15/96
                  Record Date                           07/11/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-7                                                   0.00
                Per $50,000 original principal amount of the Notes      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                       654,180.35
                Per $50,000 original principal amount of the Notes    215.190906


(iii)  (A) Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


       (B) Remaining Amount of Noteholders' Auction
           Rate Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(iv)   Pool Balance at end of preceding Collection Period        539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-7 NOTES                                 148,750,000.00


(vi)   Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                               CLASS A-7 NOTES
                                  PERIOD 1                             5.5800%
                                  PERIOD 2                             5.6700%
                                  PERIOD 3                             5.5997%
                               CURRENT RATE   (Based on Auction)       5.6544%

                 2.  NET LOAN RATE
                         PERIOD 1                                       6.5950%
                         PERIOD 2                                       6.6200%
                         PERIOD 3                                       6.6600%

             (b) Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate       776,103.13

(vii)  (a) Service Fee for related Collection Period (Pro Rata)       53,491.92
                 Per $50,000 original principal amount of the Notes   17.596026

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                  0.00
                 Per $50,000 original principal amount of the Notes    0.000000

           2. Remaining Balance                                            0.00
                 Per $50,000 original principal amount of the Notes    0.000000


(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                            1,859.38
                 Per $50,000 original principal amount of the Notes    0.611638

           2. Auction Agent Fee (Pro Rata)                                 0.00
                 Per $50,000 original principal amount of the Notes    0.000000

           3. Indenture Trustee Fee (Pro Rata)                             0.00
                 Per $50,000 original principal amount of the Notes    0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                   1,089.94
                 Per $50,000 original principal amount of the Notes    0.358532

           5. Surety Provider Fee (Pro Rata)                          10,887.67
                 Per $50,000 original principal amount of the Notes    3.581472


(ix) Amount of payments to the Surety Provider in reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond

(x)    Aggregate amount of Realized losses for the
       related Collection period                                           0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                          0.00


       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                              0.00

       (c) Amount in the Reserve Account                           2,090,332.15


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                  0.00

        (b) Amount in the Pre-Funding Account                        158,685.81

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
        collection period                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                  (a) CLASS A-1 NOTES                                      0.00
                  (b) CLASS A-1 NOTES (Only if Class___ Notes
                      have been paid in full)                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are
             30 to 60 days Delinquent                              3,606,206.18

        (b)  Number of Financed Student Loans that are 61 to
             90 days Delinquent                                    2,880,558.85

        (c)  Number of Financed Student Loans that are 91 to
             180 days Delinquent                                   2,799,650.84

        (d)  Number of Financed Student Loans that are more than
             181 days Delinquent                                   1,469,209.03

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                          1,055.36

(xix)   Parity Percentage             Numerator   574,267,575.13
                                                  --------------
        as of        06/30/96       Denominator   569,753,321.44        100.79%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                            15,899.22

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                            0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
- -----------------------------------
           Harry Puglisi
             Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1995 - I
          Noteholders' Statement Pursuant to Section 5.7 (a) of the
                          Sale & Servicing Agreement
      CLASS A-8              Determination Date                 07/11/96
Cusip # 182743AE4            Distribution Date                  07/17/96
                             Record Date                        07/15/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-8 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

(ii) Amount of interest being paid or distributed in respect of the Notes

              CLASS A-8 NOTES                                         218,563.33
              Per $50,000 original principal amount of the Notes      214.277778

(iii) (A) Amount of Noteholders' Auction Rate
          Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-8 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

      (B) Remaining Amount of Noteholders' Auction
          Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-8 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

(iv)   Pool Balance at end of preceding Collection Period         539,721,193.80

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-8 NOTES                                      51,000,000.00

(vi)   Applicable Interest Rate:
                  (a)   In general:
                        1.  Auction Rate for the prior Interest Period:

                                    CLASS A-8 NOTES
                                        PERIOD 1                         5.4500%
                                        PERIOD 2                         5.4000%
                                        PERIOD 3                         5.4300%
                                     CURRENT RATE   (Based on Auction)   5.5100%

                  2.  NET LOAN RATE
                          PERIOD 1                                       6.5950%
                          PERIOD 2                                       6.6200%
                          PERIOD 3                                       6.6600%

              (b) Amount of Interest that would have been paid
                  on such Note Distribution Date if Interest was
                  calculated instead based on the Net Loan Rate       266,347.50

(vii)   (a) Service Fee for related Collection Period (Pro Rata)       18,340.09
                  Per $50,000 original principal amount of the Notes   17.980480

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                 0.00
                   Per $50,000 original principal amount of the Notes   0.000000

            2.  Remaining Balance                                           0.00
                   Per $50,000 original principal amount of the Notes   0.000000


(viii)  Amount of Fees for related Collection Period:

            1.  Administration Fee (Pro Rata)                             637.50
                   Per $50,000 original principal amount of the Notes   0.625000

            2.  Auction Agent Fee (Pro Rata)                           11,747.71
                   Per $50,000 original principal amount of the Notes  11.517361

            3.  Indenture Trustee Fee (Pro Rata)                            0.00
                   Per $50,000 original principal amount of the Notes   0.000000

            4.  Eligible Lender Trustee Fee (Pro Rata)                    373.69
                   Per $50,000 original principal amount of the Notes   0.366365

            5.  Surety Provider Fee (Pro Rata)                          3,732.92
                   Per $50,000 original principal amount of the Notes   3.659722


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                          0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                              0.00

        (c) Amount in the Reserve Account                           2,090,332.15


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)    (a) Portion (if any) of the distribution attributable to
             amounts on deposit in the Pre-Funding Account                  0.00

         (b) Amount in the Pre-Funding Account                        158,685.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
         collection period                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                      0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                       have been paid in full)                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are              3,606,206.18
             30 to 60 days Delinquent

        (b)  Number of Financed Student Loans that are              2,880,558.85
             61 to 90 days Delinquent

        (c)  Number of Financed Student Loans that are              2,799,650.84
             91 to 180 days Delinquent

        (d)  Number of Financed Student Loans that are              1,469,209.03
             more than 181 days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                           1,055.36

(xix)   Parity Percentage             Numerator      574,267,575.13
                                                     --------------
        as of        06/30/96         Denominator    569,753,321.44      100.79%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              15,899.22

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00



The Money Store, Inc.



By: Harry Puglisi
- -------------------------
     Harry Puglisi
       Treasurer